UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 6, 2013
BLYTH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13026 (Commission File Number)	36-2984916 (IRS Employer Identification No.)

One East Weaver Street, Greenwich, Connecticut 06831
(Address of Principal Executive Offices)      (Zip Code)
Registrant's Telephone Number, including Area Code (203) 661-1926
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Reference is made to the Indenture, dated as of May 20, 1999 (the “Indenture”), between Blyth, Inc. (the “Company”) and First Union National Bank, predecessor to U.S. Bank National Association, as Trustee, and the Second Supplemental Indenture (the “Second Supplemental Indenture”) dated as of October 23, 2003 between the Company and Wachovia Bank, National Association , predecessor to U.S. Bank National Association, as Trustee, pursuant to which the Company issued and sold $100 million aggregate principal amount of its 5.50% Senior Notes due 2013 (the “Senior Notes”). The Indenture was filed as Exhibit 4 to the Company's Registration Statement on Form S-3 (Reg. No. 333-77721) filed on May 4, 1999 and the Second Supplement Indenture was filed as Exhibit 4.1 to the Company's Current Report on Form 8-K filed on October 22, 2003.

On June 6, 2013, the Company gave notice of its intention to redeem all of the remaining outstanding $71,775,000 aggregate principal amount of Senior Notes on July 10, 2013 (the “Redemption Date”). The Notes are expected to be redeemed on the Redemption Date at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes that would be due after the Redemption Date (excluding accrued and unpaid interest as of the Redemption Date) discounted, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate (as defined in the Second Supplemental Indenture) plus 20 basis points. Holders of the Notes will also be paid accrued and unpaid interest on the Notes up to, but not including, the Redemption Date.

Item 7.01	Regulation FD Disclosure.

On June 7, 2013, the Company issued the press release attached to this report as Exhibit 99.1 and incorporated herein by reference. The information reported in this Item 7.01 (including the press release) is furnished to and not “filed” with the Securities and Exchange Commission for the purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

99.1     Press Release dated June 7, 2013
* * * * *
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the redemption of the Senior Notes. Actual results could differ materially due to various factors, including those described in this Current Report on Form 8-K and in “Item 1A - Risk Factors” of our most recently filed Quarterly Report on Form 10-Q and other filings with the Securities and Exchange Commission. The forward-looking statements made in this Current Report on Form 8-K are made only as of the date hereof, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances except as may be required by securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLYTH, INC.

Date: June 7, 2013	By: /s/ Michael S. Novins__________
Name: Michael S. Novins Title: Vice President and General Counsel